[Pioneer logo]

Pioneer
World Equity
Fund

ANNUAL REPORT 3/31/98

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              18
Notes to Financial Statements                     24
Report of Independent Public Accountants          30
Trustees, Officers and Service Providers          31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34
The Pioneer Family of Mutual Funds                36

Pioneer World Equity Fund

LETTER FROM THE CHAIRMAN 3/31/98
Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer World Equity Fund, covering the 12 months ended March 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to discuss today's global investing arena.

The Fund's fiscal year was a whirlwind of record-setting events. Good economic news propelled U.S. stocks to a string of all-time highs, even after October's correction. Europe turned in fine results, with Italy and Spain producing their strongest stock market results in recent memory. The shadow over these bright developments was Asia. From late 1997 through early 1998, Pacific Rim economies, financial markets and currencies plunged to new depths. The difficulties rippled into other markets, especially Latin America, although there are signs of improvement. In the final analysis, the powerful advances in the United States and Europe offset losses in Asia and Latin America, although emerging markets were a drag on the year's return. Perversely, diversification helped those who invest primarily in Asia, but hurt investors with a broader strategy.

We're doing business in exciting times. The longest U.S. bull market in history continues. Europe's Economic Union and single currency are taking shape, and have brought greater economic stability and growth opportunities. Economic reforms and help from the International Monetary Fund are reshaping Asia, and Latin America is still on a growth track. We are excited by the potential, and well aware of the risks, the world's stock markets offer, and remain convinced that diversification is the best way to take advantage of those opportunities. I hope you share our enthusiasm, and I encourage you to read on to learn more about Pioneer World Equity Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


[signature of John F. Cogan Jr.]



John F. Cogan, Jr.,
Chairman and President

Pioneer World Equity Fund
PORTFOLIO SUMMARY 3/31/98

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart data begins]

International Common Stocks 65%
U.S. Common Stocks 22%
Depositary Receipts for International Stocks 6%
Short-Term Cash Equivalents 4%
International Preferred Stocks 3%

[pie chart data ends]



Geographical Distribution
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[bar chart data begins]
United States 22.8%
Japan 7.8%
Italy 5.7%
Germany 5.5%
France 5.0%
Netherlands 5.0%
Brazil 4.3%
Great Britain 4.1%
Switzerland 3.9%
Spain 3.5%
Hong Kong 3.4%
Canada 3.0%
Australia 2.8%
Finland 2.6%
Sweden 2.4%
Malaysia 2.3%
South Korea 2.3%
India 2.2%
Belgium 1.9%
Mexico 1.8%
Austria 1.5%
Argentina 1.4%
Norway 1.2%
Singapore 1.2%
Denmark 1.1%
Chile 0.5%
Thailand 0.5%
Indonesia 0.3%

[bar chart data ends]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. SK Telecom Co. Ltd.    1.36%         6. BCE, Inc.                    1.16%
  2. Alcatel Alsthom SA     1.30          7. Hunter Douglas NV            1.15
  3. Biora AB               1.23          8. IOI Corporation Bhd.         1.14
  4. First Data Corp.       1.18          9. Ascend Communications,       1.13
                                             Inc.
  5. Raisio Group Plc       1.17         10. SunGard Data Systems Inc.    1.12

Fund holdings will vary for other periods.

Pioneer World Equity Fund
PERFORMANCE UPDATE 3/31/98                              CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  3/31/98         3/31/97
                            $ 20.03         $ 16.67

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/97-3/31/98)         Dividends       Capital Gains       Capital Gains
                                -             $0.169                  -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

[boxed text]

  Average Annual Total Returns
  (As of March 31, 1998)

                  Net Asset     Public Offering
   Period           Value       Price*
   Life-of-Fund   23.59%        18.52%
   (10/31/96)
   1 Year         21.36         14.36

   * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]
Growth of $10,000

         Pioneer
         World    MSCI
         Equity   World
         Fund*    Index

10/96    9425     10000
         10101    10558
12/96    10174    10387
         10413    10511
         10627    10629
3/97     10488    10417
         10482    10756
         11401    11418
6/97     11784    11985
         12174    12535
         11224    11695
9/97     11841    12328
         10809    11677
         10658    11882
12/97    10765    12025
         11159    12358
         12068    13192
3/98     12728    13747


The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer World Equity Fund
 PERFORMANCE UPDATE 3/31/98                              CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  3/31/98         3/31/97
                            $ 19.75         $ 16.59

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/97-3/31/98)         Dividends       Capital Gains       Capital Gains
                                -             $0.169                  -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

[boxed text]

 Average Annual Total Returns
 (As of March 31, 1998)

                  If            If
 Period          Held       Redeemed*
 Life-of-Fund   22.24%      19.64%
 (10/31/96)
 1 Year         20.25       16.25

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[mountain chart]
Growth of $10,000

         Pioneer
         World    MSCI
         Equity   World
         Fund*    Index

10/96    10000    10000
         10680    10558
12/96    10747    10387
         10987    10511
         11207    10629
3/97     11053    10417
         11040    10756
         12000    11418
6/97     12393    11985
         12793    12535
         11787    11695
9/97     12427    12328
         11333    11677
         11167    11882
12/97    11273    12025
         11670    12358
         12620    13192
3/98     12900    13747



The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund
PERFORMANCE UPDATE 3/31/98                              CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  3/31/98         3/31/97
                            $ 19.77         $ 16.62

 Distributions per Share    Income          Short-Term          Long-Term
 (3/31/97-3/31/98)         Dividends       Capital Gains       Capital Gains
                                -           $  0.169                  -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

[boxed text]

 Average Annual Total Returns
 (As of March 31, 1998)

                 If          If
 Period         Held      Redeemed*
 Life-of-Fund   22.33%      22.33%
 (10/31/96)
 1 Year         20.16       20.16

  * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

[mountain chart]
Growth of $10,000

         Pioneer
         World    MSCI
         Equity   World
         Fund*    Index

10/96    10000    10000
         10733    10558
12/96    10773    10387
         11020    10511
         11233    10629
3/97     11080    10417
         11060    10756
         12020    11418
6/97     12413    11985
         12813    12535
         11807    11695
9/97     12447    12328
         11353    11677
         11187    11882
12/97    11286    12025
         11690    12358
         12633    13192
3/98     13313    13747


The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 23 markets. It includes the United States, Canada and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION 3/31/98
Dear Shareowner,
--------------------------------------------------------------------------------

In a year marked by dramatic changes in the financial markets, I'm pleased to report that Pioneer World Equity Fund returned more than 20% at net asset value for the 12 months ended March 31, 1998. At the center of the activity was the meltdown of Asia's currency and equity markets and the soaring U.S. stock market, which continued to amaze investors and analysts alike in its breadth and staying power.

Diversification is a proven method to improve long-term returns and reduce volatility. Your Fund invests in a wide array of developed and emerging markets and, normally, limits U.S. holdings to 30% of equity holdings. We believe this is the best route to finding fairly valued, long-term growth opportunities in all corners of the globe. For this fiscal year, however, diversification held the Fund's performance short of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had approximately 50% invested in U.S. stocks.


Boom Times on Wall Street and Main Street
The past 12 months encapsulated one of the most exciting and rewarding U.S. bull markets ever. Throughout the period, even as economists warned that a slowdown was around the corner, the U.S. economy continued to grow. Corporate profits generally rose, and the stock market climbed ever higher - the Standard & Poor's 500 Index returned 47.88% for the year.

The Fund's largest allocation to any one country was to the United States, 22.8% of equity holdings by March 31. Three of the Fund's 10 largest holdings are based in the United States. All are technology-related stocks; First Data Corp. provides computer services, Ascend Communications offers computer networking and SunGard Data Systems develops and operates disaster recovery software.


Italy and Spain Lead European Rally
While noteworthy for the magnitude of its performance, the United States was not the only booming market. European stocks, as measured by the MSCI Europe Index, climbed 42.01% for the year. Anticipation of the European Economic Union is bringing greater economic stability to the

Pioneer World Equity Fund


region by opening borders and improving trade. The result is a bonanza of corporate restructurings, lower interest rates and rising stock markets.

The Fund's overweighting of Italy and Spain - two of the best performing countries - made a strong contribution. In Italy, fiscal austerity and a better-than-expected economy helped push its deficit and inflation below the target set by the Maastricht Treaty. Holdings in Banca Fideuram and insurance conglomerate Mediolanum rose 190% and 270%, respectively, in U.S. dollars. Spain is at the forefront of Europe's economic recovery, powered by improving labor markets, declining interest rates and, ultimately, stronger consumer demand. Banco de Santander benefited as Spain's interest rates declined to less than half of what they were two years ago.

We kept weightings light in the rest of Europe, where economic recovery continues to evolve. Two of the Fund's largest holdings, Raisio Group (Finland) and Biora (Sweden), highlight our preference for picking stocks of companies with one-of-a-kind growth opportunities. Raisio uses a patented process to manufacture a cholesterol-reducing food additive. The product has been well-received in Finland, and management is eyeing distribution worldwide. Biora, a biotechnology firm, makes a protein gel that is applied after gum surgery to promote reconstructive bone and tissue growth. With the gel approved for distribution in the United States, Canada, Europe and Japan, we are very upbeat about the prospects for the rollout of this novel product.


Emerging Markets of Asia and Latin America Struggle, then Strengthen
After more than a decade of record growth for Asia's "tiger" economies, calendar 1997 marked a turning point for the region. In fact, many of the risks new investors tend to overlook when selecting overseas markets - currency fluctuations, liquidity, differences in accounting standards - became apparent. Last July, Thailand's currency was devalued - sparking stock and currency declines throughout Southeast Asia. Thankfully, beginning last spring, we'd scaled back holdings in anticipation of slower growth. We sold holdings such as newspaper publisher Starr (Malaysia), but retained companies poised to benefit from devaluations, such as palm oil-producer IOI (Malaysia). Considerable economic reforms put South Korea on the road to recovery and boosted stock prices in recent months, including Samsung Display

Pioneer World Equity Fund
PORTFOLIO MANAGEMENT DISCUSSION 3/31/98                            (continued)

Devices and SK Telecom, the Fund's largest holding on March 31. Japan proved disappointing, and we scaled back holdings steadily from 13% to 7.8%. As long as Asia remains mired in economic turmoil, we expect to limit holdings to the bottom of our range per country and favor well-valued companies with an export orientation.

Uncertainty over the Pacific Rim crisis overshadowed Latin America during the past six months. Brazil was hard hit, but its currency proved resilient as the government doubled interest rates and initiated austerity measures. The higher rates are stagnating economic growth but, if Asia remains calm, could be reduced later this year to improve recovery prospects. We continue to favor companies in the telecommunications, petroleum and electricity industries, which we expect to realize long-term benefits from deregulation. Mexico, with its heavy reliance on petroleum revenues, will likely suffer slower-than-expected growth in the near term.


Compelling Reasons for Global Investing
Just following the close of the fiscal year, the Dow Jones Industrial Average crossed the 9000 mark, adding to investors' euphoria over U.S. stocks. Despite this market's temptation, a more global perspective reveals that many overseas markets may be poised for a strong upturn. In Europe, restructuring and the march toward a single currency are transforming the economic landscape and improving shareholder value. Latin American companies are becoming more competitive. In Asia, well-managed companies are rising above rivals that diversified and grew unwisely. As always, opportunities abound, but it will fall to in-depth, bottom-up research to pinpoint the strongest and most dynamic companies.

Respectfully,


[signature of Patrick M. Smith]



Patrick M. Smith,
Portfolio Manager

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/98


Shares                                                                      Value
               INVESTMENT IN SECURITIES - 96.2%
               PREFERRED STOCKS - 4.5%
  480,000      Banco Itau SA                                          $   308,180
    2,150      Bell Canada International Inc.*                             48,106
3,500,000      Centrais Electricas Brasileiras SA (Class B)               172,999
    2,100      Henkel KGaA                                                152,599
1,520,000      Petroleo Brasileiro SA                                     362,287
    3,500      Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)         454,344
1,380,504      Telecomunicacoes de Sao Paulo SA                           448,026
                                                                      -----------
               Total Preferred Stocks
               (Cost $1,457,880)                                      $ 1,946,541
                                                                      -----------
               COMMON STOCKS - 91.7%
               Basic Materials - 6.6%
               Agricultural Products - 1.1%
  620,000      IOI Corporation Bhd.                                   $   475,616
                                                                      -----------
               Chemicals - 0.6%
    5,600      BASF AG                                                $   249,034
                                                                      -----------
               Chemicals (Specialty) - 0.4%
    3,500      Norsk Hydro AS                                         $   173,517
                                                                      -----------
               Construction (Cement & Aggregates) - 0.2%
    6,000      Siam Cement Public Co., Ltd.                           $    82,948
                                                                      -----------
               Containers & Packaging (Paper) - 1.9%
    2,000      Schmalbach Lubeca AG                                   $   431,456
      750      Viag AG                                                    408,748
                                                                      -----------
                                                                      $   840,204
                                                                      -----------
               Iron & Steel - 0.8%
    2,800      Boehler-Uddeholm AG                                    $   189,787
    2,580      Pohang Iron & Steel Co.*                                   143,213
                                                                      -----------
                                                                      $   333,000
                                                                      -----------
               Paper & Forest Products - 1.6%
   17,000      NV Koninklijke KNP BT                                  $   446,821
   10,000      UPM-Kymmene Corp.                                          254,700
                                                                      -----------
                                                                      $   701,521
                                                                      -----------
               Total Basic Materials                                  $ 2,855,840
                                                                      -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/98                        (continued)


Shares                                                            Value
             Capital Goods - 8.3%
             Electrical Equipment - 1.8%
     200     ABB AG (Bearer Shares)                         $   298,852
   7,000     Mabuchi Motor Co., Ltd.                            388,816
   2,400     Samsung Display Devices Co.*                       112,635
                                                            -----------
                                                            $   800,303
                                                            -----------
             Engineering & Construction - 3.3%
  70,000     Cheung Kong Infrastructure Holdings            $   208,677
  15,000     Larsen & Toubro (G.D.R.)                           196,875
 112,000     Leighton Holdings Ltd.                             444,427
   2,800     Technip                                            338,846
   1,600     VA Technologies AG                                 252,065
                                                            -----------
                                                            $ 1,440,890
                                                            -----------
             Machinery (Diversified) - 2.6%
  13,500     AGCO Corp.                                     $   400,781
     600     IWKA AG                                            131,383
   2,000     Sidel, SA                                          145,220
  10,000     Siebe Plc                                          218,122
  15,000     Valmet Corp.                                       240,451
                                                            -----------
                                                            $ 1,135,957
                                                            -----------
             Manufacturing (Diversified) - 0.6%
  42,000     ALFA, SA de CV                                 $   237,224
                                                            -----------
             Total Capital Goods                            $ 3,614,374
                                                            -----------
             Communication Services - 7.6%
             Cellular/Wireless Telecommunications - 2.8%
  15,000     Advanced Information Service, Plc              $   116,645
  58,000     China Telecom (Hong Kong) Ltd. *                   117,515
  36,000     Hutchinson Whampoa Ltd.                            253,201
     999     SK Telecom Co. Ltd.                                568,324
  40,000     Telecom Italia Mobile SpA                          154,690
                                                            -----------
                                                            $ 1,210,375
                                                            -----------
             Telephone - 4.8%
  11,500     BCE, Inc.                                      $   482,938
  17,000     Mahanagar Telephone Nigam Ltd. (G.D.R)*            291,975
  70,000     PT Indosat                                         112,486
   3,400     Telecom Argentina Stet-France Telecom SA
             (Sponsored A.D.R.)                                 121,763

10 The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund



Shares                                                             Value
             Telephone - (continued)
  40,000     Telecom Italia SpA                              $   315,195
  40,000     Telecom Italia SpA Di Risp.                         245,091
   7,000     Telefonica de Espana SA                             308,692
  17,000     Videsh Sanchar Nigam Ltd. (G.D.R.)                  208,250
                                                             -----------
                                                             $ 2,086,390
                                                             -----------
             Total Communication Services                    $ 3,296,765
                                                             -----------
             Consumer Cyclicals - 13.5%
             Auto Parts & Equipment - 0.6%
   2,250     Sylea                                           $   243,969
                                                             -----------
             Automobiles - 0.6%
  27,000     Suzuki Motor Co., Ltd.                          $   253,331
                                                             -----------
             Building Materials - 0.5%
  38,000     Cemex, SA (Class B)*                            $   205,484
                                                             -----------
             Consumer (Jewelry, Novelties & Gifts) - 0.8%
  10,000     Safilo SpA                                      $   348,327
                                                             -----------
             Household Furnishings & Appliances - 0.9%
   4,800     Sony Corp.                                      $   407,131
                                                             -----------
             Lodging (Hotels) - 0.2%
  39,000     Overseas Union Enterprise Ltd.                  $    93,228
                                                             -----------
             Publishing - 0.9%
  23,000     Elsevier NV                                     $   378,378
                                                             -----------
             Retail (Building Supplies) - 2.0%
   9,700     Fastenal Co.                                    $   420,738
   6,500     Home Depot, Inc.                                    438,344
                                                             -----------
                                                             $   859,082
                                                             -----------
             Retail (Department Stores) - 0.3%
   3,600     Metro AG                                        $   158,828
                                                             -----------
             Retail (Specialty) - 2.5%
 185,000     Cifra, SA de CV (Series C)                      $   328,030
  11,000     Toys "R" Us, Inc.*                                  330,688
  16,900     Woolworth Corp.*                                    422,500
                                                             -----------
                                                             $ 1,081,218
                                                             -----------
             Services (Commercial & Consumer) - 3.8%
  27,000     Electrocomponents Plc                           $   238,419
   3,500     Hagemeyer NV                                        169,548

The accompanying notes are an integral part of these financial statements.   11

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/98                        (continued)


Shares                                                                Value
            Services (Commercial & Consumer) - (continued)
 13,000     Hays Plc                                            $   233,506
  3,000     ISS International Service System AS (Class B) *         143,384
     70     Kuoni Reisen Holding AG (Series B) (Registered)         351,263
 43,000     Rentokil Initial Plc                                    264,534
  6,500     Stork NV                                                236,001
                                                                -----------
                                                                $ 1,636,655
                                                                -----------
            Textiles (Apparel) - 0.4%
  8,000     Fila Holding SpA (Sponsored A.D.R.)                 $   187,500
                                                                -----------
            Total Consumer Cyclicals                            $ 5,853,131
                                                                -----------
            Consumer Staples - 11.1%
            Beverages (Non-Alcoholic) - 1.1%
  9,000     Embotelladora Andina SA (A.D.R.)                    $   207,000
  8,000     Louis Dreyfus Citrus                                    271,077
                                                                -----------
                                                                $   478,077
                                                                -----------
            Broadcasting (Cable/Television/Radio) - 0.8%
 19,000     Schibsted ASA                                       $   336,411
                                                                -----------
            Distributors (Food & Health) - 1.3%
  7,000     Gehe AG                                             $   389,446
 15,000     Metro-Richelieu, Inc.                                   177,330
                                                                -----------
                                                                $   566,776
                                                                -----------
            Foods - 2.1%
  3,400     Raisio Group Plc                                    $   489,309
  5,000     Wrigley (Wm.) Jr. Co.                                   408,750
                                                                -----------
                                                                $   898,059
                                                                -----------
            Household Products (Non-Durables) - 1.1%
 10,500     Hunter Douglas NV                                   $   478,429
                                                                -----------
            Restaurants - 1.7%
 17,000     Compass Group Plc                                   $   290,271
  7,500     McDonald's Corp.                                        450,000
                                                                -----------
                                                                $   740,271
                                                                -----------
            Retail Stores (Food Chains) - 2.6%
  4,300     Delhaize-Le Lion, SA                                $   276,281
 34,000     Food Lion, Inc. (Class A)                               363,375
 13,000     Food Lion, Inc. (Class B)                               142,594
  5,000     G.I.B. Holdings Ltd.                                    250,449

12 The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund



Shares                                                                           Value
           Retail Stores (Food Chains) - (continued)
 7,000     Kesko                                                           $   112,210
                                                                           -----------
                                                                           $ 1,144,909
                                                                           -----------
           Specialty Printing - 0.4%
14,000     Toppan Forms Co. Ltd.*                                          $   150,272
                                                                           -----------
           Total Consumer Staples                                          $ 4,793,204
                                                                           -----------
           Energy - 2.3%
           Oil (International Integrated) - 1.2%
 2,400     Elf Aquitaine SA                                                $   314,449
 6,000     YPF SA (Class D) (Sponsored A.D.R.)                                 204,000
                                                                           -----------
                                                                           $   518,449
                                                                           -----------
           Oil & Gas (Exploration/Production) - 0.6%
13,200     Canadian Natural Resources Ltd.*                                $   274,835
                                                                           -----------
           Oil & Gas (Refining & Marketing) - 0.5%
 1,500     OMV AG                                                          $   193,314
                                                                           -----------
           Total Energy                                                    $   986,598
                                                                           -----------
           Financial - 20.5%
           Banks (Major Regional) - 9.5%
60,000     Banca Fideuram SpA                                              $   417,663
 9,210     Banco Frances Del Rio Plata SA (A.D.R.)                             277,451
37,000     Banco Popolare di Milano                                            335,902
 9,000     Banco de Santander SA                                               448,509
 4,700     DePfa-Bank                                                          355,635
15,000     Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)         228,750
   130     Julius Baer Holding AG                                              315,513
13,985     Kookmin Bank                                                        106,023
 5,000     Mellon Bank Corp.                                                   317,500
28,600     Overseas-Chinese Banking Corp., Ltd.                                161,177
 6,000     State Street Corp.                                                  408,375
28,000     Sumitomo Trust Banking                                              180,957
 2,500     Svenska Handelsbanken                                               115,690
 7,000     Toronto-Dominion Bank                                               302,361
 1,700     Unidanmark A/S                                                      135,016
                                                                           -----------
                                                                           $ 4,106,522
                                                                           -----------
           Consumer Finance - 0.9%
 9,100     SLM Holdings Corp.                                              $   396,988
                                                                           -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 3/31/98                        (continued)


Shares                                                                Value
             Financial (Diversified) - 3.3%
   7,900     Ambac Financial Group, Inc.                        $   461,656
   7,100     HSBC Holdings Plc                                      217,156
   6,300     Internationale Nederlanden Groep NV                    357,462
   1,200     Shohkoh Fund & Co., Ltd.                               400,826
                                                                -----------
                                                                $ 1,437,100
                                                                -----------
             Insurance (Life/Health) - 1.2%
  13,000     Mediolanum SpA                                     $   390,071
  52,600     Reinsurance Australia Corp.                            140,539
                                                                -----------
                                                                $   530,610
                                                                -----------
             Insurance (Multi-Line) - 2.8%
 125,600     Malaysian Assurance Alliance Bhd.                  $   259,803
 170,000     National Mutual Holdings Ltd.                          369,893
   1,300     Union Des Assurances Federal                           213,538
     650     Zurich Versicherungsgesellschaft (Registered)          377,337
                                                                -----------
                                                                $ 1,220,571
                                                                -----------
             Insurance (Property-Casualty) - 1.0%
  11,000     Corporacion Mapfre                                 $   412,185
                                                                -----------
             Investment Bank/Brokerage - 1.1%
  40,000     Daiwa Securities Co. Ltd.                          $   168,137
  25,000     Nomura Securites Co., Ltd.                             294,614
                                                                -----------
                                                                $   462,751
                                                                -----------
             Investment Management - 0.7%
   6,000     Franklin Resources, Inc.                           $   318,000
                                                                -----------
             Total Financial                                    $ 8,884,727
                                                                -----------
             Healthcare - 4.8%
             Healthcare (Drugs/Major Pharmaceuticals) - 2.8%
   5,333     Astra AB                                           $   110,055
   3,300     Merck & Co., Inc.                                      423,637
      75     Novartis AG                                            132,732
   1,000     Novo Nordisk A/S (Class B)                             170,189
      16     Roche Holdings AG                                      173,172
  10,000     Yamanouchi Pharmaceutical Co., Ltd.                    229,687
                                                                -----------
                                                                $ 1,239,472
                                                                -----------
             Healthcare (Medical Products/Supplies) - 2.0%
  40,000     Biora AB*                                          $   512,788
   5,000     Biora AB (A.D.R.)*                                     125,000

14 The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund

Shares                                                                     Value
             Healthcare (Medical Products/Supplies) - (continued)
  45,750     F.H. Faulding & Co., Ltd.                               $   229,951
                                                                     -----------
                                                                     $   867,739
                                                                     -----------
             Total Healthcare                                        $ 2,107,211
                                                                     -----------
             Technology - 13.5%
             Communications Equipment - 3.2%
   2,900     Alcatel Alsthom SA                                      $   544,203
  32,000     Glenayre Technologies, Inc.*                                400,000
   3,500     Lucent Technologies, Inc.                                   447,563
                                                                     -----------
                                                                     $ 1,391,766
                                                                     -----------
             Computers (Networking) - 2.1%
  12,500     Ascend Communications, Inc.*                            $   473,437
   6,250     Cisco Systems, Inc.*                                        427,344
                                                                     -----------
                                                                     $   900,781
                                                                     -----------
             Electronics (Component Distribution) - 2.4%
   1,000     Barco Industries                                        $   258,579
   2,000     Hoya Corp.                                                   57,046
   2,500     Telefonaktiebolaget LM Ericsson (Series B)                  118,817
   7,000     Kyocera Corp.                                               367,799
 118,000     Varitronix International Ltd.                               236,798
                                                                     -----------
                                                                     $ 1,039,039
                                                                     -----------
             Electronics (Instrumentation) - 0.5%
  40,000     Elec & Eltek International Co. Ltd.                     $   238,000
                                                                     -----------
             Electronics (Semiconductors) - 1.6%
  13,000     LSI Logic Corp.*                                        $   328,250
   4,000     Rohm Co., Ltd.                                              366,298
                                                                     -----------
                                                                     $   694,548
                                                                     -----------
             Equipment (Semiconductor) - 0.5%
   6,000     Applied Materials, Inc.*                                $   211,875
                                                                     -----------
             Services (Computer Systems) - 1.1%
  12,700     SunGard Data Systems Inc.*                              $   467,519
                                                                     -----------
             Services (Data Processing) - 2.1%
   6,150     Automatic Data Processing, Inc.                         $   418,584
  15,200     First Data Corp.                                            494,000
                                                                     -----------
                                                                     $   912,584
                                                                     -----------
             Total Technology                                        $ 5,856,112
                                                                     -----------

The accompanying notes are an integral part of these financial statements.   15

 Pioneer World Equity Fund
 SCHEDULE OF INVESTMENTS 3/31/98                                    (continued)

Shares                                                                    Value
                 Transportation - 1.6%
                 Airlines - 0.5%
      22,000     BAA Plc                                            $   215,075
                                                                    -----------
                 Railways - 0.6%
      15,000     Stagecoach Holdings Plc                            $   249,091
                                                                    -----------
                 Shipping - 0.5%
     125,000     Malaysia International Shipping Bhd.               $   239,726
                                                                    -----------
                 Total Transportation                               $   703,892
                                                                    -----------
                 Utilities - 1.9%
                 Electric Companies - 0.8%
   1,000,000     Centrais Electricas Brasileira SA                  $    46,438
      12,000     Endesa SA                                              288,682
                                                                    -----------
                                                                    $   335,120
                                                                    -----------
                 Natural Gas - 1.1%
       1,700     Consolidated Natural Gas Co.                       $    98,069
     229,000     Hong Kong and China Gas Co., Ltd.                      384,189
                                                                    -----------
                                                                    $   482,258
                                                                    -----------
                 Total Utilities                                    $   817,378
                                                                    -----------
                 TOTAL COMMON STOCKS
                 (Cost $32,801,887)                                 $39,769,232
                                                                    -----------
                 RIGHTS - 0.0%
       5,115     Kookmin Bank, 4/23/98                              $     8,864
                                                                    -----------
                 TOTAL RIGHTS
                 (Cost $12,521)                                     $     8,864
                                                                    -----------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $34,272,288) (a)                             $41,724,637
                                                                    -----------
Principal
Amount
                 TEMPORARY CASH INVESTMENT - 3.8%
                 Commercial Paper - 3.8%
  $1,667,000     Prudential Funding Corp., 5.9%, 4/1/98             $ 1,667,000
                                                                    -----------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $1,667,000)                                  $ 1,667,000
                                                                    -----------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $35,939,288) (b)                             $43,391,637
                                                                    ===========

16   The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund

 *  Non-income producing security.
(a) Distribution of investments by country of issue, as a percentage of total investment in securities, is as follows:

 United States                             22.8%
 Japan                                      7.8
 Italy                                      5.7
 Germany                                    5.5
 France                                     5.0
 Netherlands                                5.0
 Brazil                                     4.3
 Great Britain                              4.1
 Switzerland                                3.9
 Spain                                      3.5
 Hong Kong                                  3.4
 Canada                                     3.0
 Australia                                  2.8
 Finland                                    2.6
 Sweden                                     2.4
 Malaysia                                   2.3
 South Korea                                2.3
 India                                      2.2
 Belgium                                    1.9
 Mexico                                     1.8
 Austria                                    1.5
 Argentina                                  1.4
 Norway                                     1.2
 Singapore                                  1.2
 Denmark                                    1.1
 Other (individually less than 1%)          1.3
                                          -----
                                          100.0%
                                          =====

(b) At March 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $35,995,669 was as follows:


 Aggregate gross unrealized gain for all investments in which there is an
   excess of value over tax cost                                             $8,675,567
 Aggregate gross unrealized loss for all investments in which there is an
   excess of tax cost over value                                             (1,279,599)
                                                                             ----------
 Net unrealized gain                                                         $7,395,968
                                                                             ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 1998 aggregated $27,095,461 and $13,737,250, respectively.


The accompanying notes are an integral part of these financial statements.   17

 Pioneer World Equity Fund
 BALANCE SHEET 3/31/98

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $1,667,000) (cost $35,939,288)                         $43,391,637
  Cash                                                                           937
  Receivables -
   Fund shares sold                                                        1,382,479
   Dividends, interest and foreign taxes withheld                            100,890
   Forward foreign currency portfolio hedge contracts, closed-net              1,154
  Other                                                                        3,034
                                                                         -----------
     Total assets                                                        $44,880,131
                                                                         -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   196,595
   Fund shares repurchased                                                    41,387
   Forward foreign currency portfolio hedge contracts, open-net               30,402
  Due to affiliates                                                           59,605
  Accrued expenses                                                            88,283
                                                                         -----------
     Total liabilities                                                   $   416,272
                                                                         -----------
NET ASSETS:
  Paid-in capital                                                        $38,238,873
  Accumulated net investment loss                                           (149,813)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                          (1,046,418)
  Net unrealized gain on investments                                       7,452,349
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                 (31,132)
                                                                         -----------
     Total net assets                                                    $44,463,859
                                                                         ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $32,087,514/1,601,616 shares)                        $     20.03
                                                                         ===========
  Class B (based on $11,112,400/562,569 shares)                          $     19.75
                                                                         ===========
  Class C (based on $1,263,945/63,921 shares)                            $     19.77
                                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A                                                                $     21.25
                                                                         ===========



18    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended 3/31/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,431)            $  542,652
  Interest                                                            87,575
                                                                  ----------
     Total investment income                                                       $  630,227
                                                                                   ----------
EXPENSES:
  Management fees                                                 $  366,876
  Transfer agent fees
   Class A                                                            79,716
   Class B                                                            33,936
   Class C                                                             3,921
  Distribution fees
   Class A                                                            49,429
   Class B                                                            89,848
   Class C                                                             9,035
  Accounting                                                          80,549
  Custodian fees                                                      94,705
  Registration fees                                                   63,658
  Professional fees                                                   74,336
  Printing                                                            34,369
  Fees and expenses of nonaffiliated trustees                         17,394
  Miscellaneous                                                       42,248
                                                                  ----------
     Total expenses                                                                $1,040,020
     Less management fees waived by Pioneering
       Management Corporation                                                        (294,131)
     Less fees paid indirectly                                                        (14,138)
                                                                                   ----------
     Net expenses                                                                  $  731,751
                                                                                   ----------
      Net investment loss                                                          $ (101,524)
                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                    $ (827,750)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                (3,293)      $ (831,043)
                                                                  ----------       ----------
  Change in net unrealized gain from:
   Investments                                                    $7,153,355
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies               (31,180)      $7,122,175
                                                                  ----------       ----------
   Net gain on investments and foreign currency transactions                       $6,291,132
                                                                                   ----------
   Net increase in net assets resulting from operations                            $6,189,608
                                                                                   ==========


The accompanying notes are an integral part of these financial statements.   19

Pioneer World Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 3/31/98 and the Period Ended 3/31/97


                                                             Year Ended         10/31/96 to
                                                               3/31/98            3/31/97
FROM OPERATIONS:
Net investment loss                                         $  (101,524)       $    (6,243)
Net realized gain (loss) on investments and foreign
  currency transactions                                        (831,043)           114,446
Change in net unrealized gain on investments and foreign
  currency transactions                                       7,122,175            299,042
                                                            ------------       ------------
  Net increase in net assets resulting from operations      $ 6,189,608        $   407,245
                                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 and $0.00 per share, respectively)         $         -        $    (1,226)
Net realized gain:
  Class A ($0.17 and $0.03 per share, respectively)            (265,943)            (7,460)
  Class B ($0.17 and $0.00 per share, respectively)             (93,843)                 -
  Class C ($0.17 and $0.00 per share, respectively)             (10,299)                 -
                                                            ------------       ------------
   Total distributions to shareholders                      $  (370,085)       $    (8,686)
                                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $43,789,534        $25,408,485
Reinvestment of distributions                                   332,203              8,577
Cost of shares repurchased                                  (28,871,231)        (2,721,791)
                                                            ------------       ------------
  Net increase in net assets resulting from fund share
    transactions                                            $15,250,506        $22,695,271
                                                            ------------       ------------
  Net increase in net assets                                $21,070,029        $23,093,830
NET ASSETS:
Beginning of period                                          23,393,830            300,000
                                                            ------------       ------------
End of period (including accumulated net investment loss
  of $149,813 and $2,598, respectively)                     $44,463,859        $23,393,830
                                                            ============       ============


CLASS A                              '98 Shares      '98 Amount         '97 Shares      '97 Amount
Shares sold                           1,857,525     $34,023,409          1,164,983     $19,052,048
Reinvestment of distributions            14,054         237,233                542           8,577
Less shares repurchased              (1,333,146)    (24,222,246)          (109,009)     (1,752,377)
                                     ----------     -----------          ---------     ------------
  Net increase                          538,433     $10,038,396          1,056,516     $17,308,248
                                     ==========     ===========          =========     ============
CLASS B
Shares sold                             495,433     $ 8,901,081            373,327     $ 6,095,061
Reinvestment of distributions             5,185          86,542                  -               -
Less shares repurchased                (257,947)     (4,532,692)           (60,096)       (961,072)
                                     ----------     -----------          ---------     ------------
  Net increase                          242,671     $ 4,454,931            313,231     $ 5,133,989
                                     ==========     ===========          =========     ============
CLASS C
Shares sold                              48,281     $   865,044             15,778     $   261,376
Reinvestment of distributions               504           8,428                  -               -
Less shares repurchased                  (6,798)       (116,293)              (511)         (8,342)
                                     ----------     -----------          ---------     ------------
  Net increase                           41,987     $   757,179             15,267     $   253,034
                                     ==========     ===========          =========     ============

20    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
FINANCIAL HIGHLIGHTS 3/31/98

                                                   Year Ended          10/31/96 to
                                                    3/31/98              3/31/97
CLASS A
Net asset value, beginning of period                 $16.67              $15.00
                                                     ------              -------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $(0.01)              $0.01
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                        3.54                1.69
                                                     -------             -------
  Net increase from investment operations            $ 3.53               $1.70
Distributions to shareholders:
 Net realized gain                                    (0.17)              (0.03)
                                                     -------             -------
Net increase in net asset value                      $ 3.36               $1.67
                                                     -------             -------
Net asset value, end of period                       $20.03              $16.67
                                                     =======             =======
Total return*                                         21.36%               11.32%
Ratio of net expenses to average net assets            1.79%+              1.80%**+
Ratio of net investment income (loss) to
  average net assets                                  (0.07)%+             0.08%**+
Portfolio turnover rate                                  39%                 18%**
Average brokerage commission per share              $0.0086             $0.0128
Net assets, end of period (in thousands)            $32,088             $17,723
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                          2.59%                3.70%**
 Net investment loss                                  (0.87)%             ( 1.82)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net expenses                                          1.75%                1.75%**
 Net investment income (loss)                         (0.03)%               0.13%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

 Pioneer World Equity Fund
 FINANCIAL HIGHLIGHTS 3/31/98

                                                   Year Ended          10/31/96 to
                                                    3/31/98             3/31/97
CLASS B
Net asset value, beginning of period                $ 16.59             $  15.00
                                                    -------             --------
Increase (decrease) from investment
  operations:
 Net investment loss                                $ (0.14)            $   (0.03)
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                        3.47                 1.62
                                                    -------             --------
   Net increase from investment operations          $  3.33             $  1.59
Distributions to shareholders:
 Net realized gain                                    (0.17)                  -
                                                    -------             --------
Net increase in net asset value                     $  3.16             $  1.59
                                                    -------             --------
Net asset value, end of period                      $ 19.75             $ 16.59
                                                    =======             ========
Total return*                                         20.25%               10.60%
Ratio of net expenses to average net assets            2.68%+               2.85%**+
Ratio of net investment loss to average net
  assets                                              (0.97)%+             (0.99)%**+
Portfolio turnover rate                                  39%                  18%**
Average brokerage commission per share              $0.0086             $0.0128
Net assets, end of period (in thousands)            $11,112             $ 5,306
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                          3.48%                4.51%**
 Net investment loss                                  (1.77)%              (2.65)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net expenses                                          2.64%                2.77%**
 Net investment loss                                  (0.93)%              (0.91)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

22  The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund
FINANCIAL HIGHLIGHTS 3/31/98

                                                      Year Ended       10/31/96 to
                                                       3/31/98           3/31/97
CLASS C
Net asset value, beginning of period                    $ 16.62          $ 15.00
                                                        -------          -------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.11)         $ (0.07)
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                            3.43             1.69
                                                        -------          -------
   Net increase from investment operations              $  3.32          $  1.62
Distributions to shareholders:
 Net realized gain                                       ( 0.17)               -
                                                        -------          -------
Net increase in net asset value                         $  3.15          $  1.62
                                                        -------          -------
Net asset value, end of period                          $ 19.77          $ 16.62
                                                        -------          -------
Total return*                                              20.16%          10.80   %
Ratio of net expenses to average net assets                2.73%+           3.74%**+
Ratio of net investment loss to average net
  assets                                                 ( 1.11)%+         (1.77)%**+
Portfolio turnover rate                                      39%              18%**
Average brokerage commission per share                  $0.0086          $0.0128
Net assets, end of period (in thousands)                $ 1,264          $   365
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
 Net expenses                                              3.53%            4.91%**
 Net investment loss                                      (1.91)%          (2.94)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
 Net expenses                                              2.67%            3.69%**
 Net investment loss                                      (1.05)%          (1.72)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer World Equity Fund
NOTES TO FINANCIAL STATEMENTS 3/31/98

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis,

Pioneer World Equity Fund

   net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unantici-

Pioneer World Equity Fund
NOTES TO FINANCIAL STATEMENTS 3/31/98                  (continued)

   pated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended March 31, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 1998, the Fund reclassified $45,691 from accumulated net realized loss on investments and foreign currency transactions to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $26,361 in underwriting commissions on the sale of fund shares during the year ended March 31, 1998.

Pioneer World Equity Fund

F. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer World Equity Fund
NOTES TO FINANCIAL STATEMENTS 3/31/98                  (continued)

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1998, $19,495 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $11,294 in transfer agent fees payable to PSC at March 31, 1998.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $28,816 in distribution fees payable to PFD at March 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 1998, CDSCs in the amount of $42,646 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended March 31, 1998, the Fund's expenses were reduced by $14,138 under such arrangements.

Pioneer World Equity Fund

6. Forward Foreign Currency Contracts
At March 31, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at March 31, 1998 were as follows:

               Contracts     In Exchange      Settlement                     Net Unrealized
 Currency     to Deliver         For             Date          Value         Gain/(Loss)
-------------------------------------------------------------------------------------------
HKD           9,785,250      $1,199,173       10/26/98      $1,247,425         $(48,252)
MYR           1,251,075         350,000       10/29/98         332,150           17,850
                             ----------                     ----------         ---------
                             $1,549,173                     $1,579,575         $(30,402)
                             ==========                     ==========         =========

Included in accumulated net realized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $1,154, which represents the realized gain on closed but unsettled portfolio hedges totaling $600,827. At March 31, 1998, the Fund had no outstanding forward foreign currency settlement contracts.

Pioneer World Equity Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer World Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund as of March 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 1, 1998

Pioneer World Equity Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

                                      Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Patrick M. Smith, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1 - 800 - 225 - 6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1 - 800 - 225 - 4321. For specific account information, have your 13 - digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]
Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109                                          0598-5106
www.pioneerfunds.com         [Copywrite Symbol] Pioneer Funds Distributor, Inc.
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